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                                                                    EXHIBIT 31.2

                Certification of the Principal Executive Officer
                     Pursuant to 15 U.S.C. 78m(a) or 78o(d)
                 (Section 302 of the Sarbanes-Oxley Act of 2002)

I, Robert W. Pawlak, the Chief Financial Officer of Cohesant Technologies Inc. (the "Company"), certify that:

                           (1) I have reviewed this annual report on Form 10-KSB/A of the Company;

                           (2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

                           (3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report.

                           (4) The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and we have:

                                            (a) Designed such disclosure
                                            controls and procedures, or caused
                                            such disclosure controls and
                                            procedures to be designed under our
                                            supervision, to ensure that material
                                            information relating to the
                                            registrant, including its
                                            consolidated subsidiaries, is made
                                            known to us by others within those
                                            entities, particularly during the
                                            period in which this report is being
                                            prepared;

                                            (b) Evaluated the effectiveness of
                                            the Company's disclosure controls
                                            and procedures and presented in this
                                            report our conclusions about the
                                            effectiveness of the disclosure
                                            controls and procedures, as of the
                                            end of the period covered by this
                                            report based on such evaluation; and
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                                            (c) Disclosed in this report any
                                            change in the Company's internal
                                            control over financial reporting
                                            that occurred during the Company's
                                            most recent fiscal quarter (the
                                            Company's fourth fiscal quarter in
                                            the case of an annual report) that
                                            has materially affected, or is
                                            reasonably likely to materially
                                            affect, the Company's internal
                                            control over financial reporting;
                                            and

                           (5) The Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of Company's board of directors (or persons performing the equivalent functions):

                                            (a) All significant deficiencies and
                                            material weaknesses in the design or
                                            operation of internal controls over
                                            financial reporting which are
                                            reasonably likely to adversely
                                            affect the Company's ability to
                                            record, process, summarize and
                                            report financial information; and

                                            (b) Any fraud, whether or not
                                            material, that involves management
                                            or other employees who have a
                                            significant role in the Company's
                                            internal controls over financial
                                            reporting.


/s/ Robert W. Pawlak
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Robert W. Pawlak
Cohesant Technologies Inc.
Chief Financial Officer
June 18, 2004